                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of The Lincoln National Life Insurance Company, hereby constitutes and appoints Janet Chrzan, Heather Dzielak, Susan M. Keating, Gary W. Parker and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as it may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 14, 2005

Signature                                 Title
---------                                 -----

/s/ Donna D. DeRosa
--------------------------------------
Donna D. DeRosa                           Senior Vice President, Chief Operating
                                          Officer and Director

STATE OF CONNECTICUT   )
                       ) SS.
COUNTY OF HARTFORD     )

                                          Subscribed and sworn to before me this
                                          14th day of February, 2005

                                          /s/ Martha Jarvis
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: September 30, 2007

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of The Lincoln National Life Insurance Company, hereby constitutes and appoints Janet Chrzan, Heather Dzielak, Susan M. Keating, Gary W. Parker and Rise A. M.Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as it may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 14, 2005

Signature                                 Title
---------                                 -----

/s/ Jude T. Driscoll
--------------------------------------
Jude T. Driscoll                          Director

STATE OF PENNSYLVANIA  )
                       ) SS.
COUNTY OF PHILADELPHIA )

                                          Subscribed and sworn to before me this
                                          14th day of February, 2005

                                          /s/ Joann Murphy
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: October 31, 2005

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of The Lincoln National Life Insurance Company, hereby constitutes and appoints Janet Chrzan, Heather Dzielak, Susan M. Keating, Gary W. Parker and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as it may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 14, 2005

Signature                                 Title
---------                                 -----

/s/ John H. Gotta
--------------------------------------
John H. Gotta                             President and Director
                                          (Principal Executive Officer)

STATE OF CONNECTICUT   )
                       ) SS.
COUNTY OF HARTFORD     )

                                          Subscribed and sworn to before me this
                                          14th day of  February, 2005

                                          /s/ Martha Jarvis
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: September 30, 2007

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of The Lincoln National Life Insurance Company, hereby constitutes and appoints Janet Chrzan, Heather Dzielak, Susan M. Keating, Gary W. Parker and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as it may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 16, 2005

Signature                                 Title
---------                                 -----

/s/ Barbara S. Kowalczyk
--------------------------------------
Barbara S. Kowalczyk                      Director

STATE OF  PENNSYLVANIA )
                       ) SS.
COUNTY OF PHILADELPHIA )

                                          Subscribed and sworn to before me this
                                          16th day of February, 2005

                                          /s/ Maureen A. Cullen
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: September 13, 2008

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of The Lincoln National Life Insurance Company, hereby constitutes and appoints Janet Chrzan, Heather Dzielak, Susan M. Keating, Gary W. Parker and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as it may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 14, 2005

Signature                                 Title
---------                                 -----

/s/ See Yeng Quek
--------------------------------------
See Yeng Quek                             Senior Vice President, Director
                                          Chief Investment Officer and
                                          Chairman of the Investment Committee

STATE OF PENNSYLVANIA  )
                       ) SS.
COUNTY OF PHILADELPHIA )

                                          Subscribed and sworn to before me this
                                          14th day of February, 2005

                                          /s/ Joann Murphy
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: October 31, 2005

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of The Lincoln National Life Insurance Company, hereby constitutes and appoints Janet Chrzan, Heather Dzielak, Susan M. Keating, Gary W. Parker and Rise C. M. Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Form S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as it may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: February 17, 2005

Signature                                 Title
---------                                 -----

/s/ Michael S. Smith
--------------------------------------
Michael S. Smith                          Senior Vice President, Chief Financial
                                          Officer, Chief Risk
                                          Officer, Director and Member of the
                                          Investment Committee
                                          (Principal Financial Officer)

STATE OF CONNECTICUT   )
                       ) SS.
COUNTY OF HARTFORD     )                  Subscribed and sworn to before me this
                                          17th day of February, 2005

                                          /s/ Martha Jarvis
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: September 30, 2007

                                POWER OF ATTORNEY

The undersigned, in his/her position as director and/or officer of The Lincoln National Life Insurance Company, hereby constitutes and appoints Janet Chrzan, Heather Dzielak, Susan M. Keating, Gary W. Parker and Rise C. M.Taylor, individually, his/her true and lawful attorneys-in-fact, with full power to each of them to sign for him/her, in his/her name, in the capacity indicated below, any and all Registration Statements, amendments, exhibits, or other documents on Forms S-6, N-3, N-4 or N-6, or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming his/her signature as it may be signed by any of the attorneys-in-fact to any such Registration Statement, amendment to said Registration Statement or other documents in connection therewith. The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: March 29, 2005

Signature                               Title
----------                              ------

/s/ Frederick J. Crawford
------------------------------
Frederick J. Crawford                   Senior Vice President and Director

STATE OF PENNSYLVANIA    )
                         )SS.
COUNTY OF PHILADELPHIA   )

                                        Subscribed and sworn to before me this
                                        29th day of March, 2005

                                        /s/ Maureen A. Cullen
                                        ---------------------------------------
                                        Notary Public
                                        Commission Expires: September 13, 2008